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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
              8 1/2% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2007
                                       OF

                              REGAL CINEMAS, INC.

     As set forth in the Prospectus, dated             , 1997 (the
"Prospectus"), of Regal Cinemas, Inc. (the "Company") in the section entitled "The Exchange Offer -- Procedures for Tendering," and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to purchase all of its outstanding 8 1/2% Senior Subordinated Notes due October 1, 2007 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available or (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1997 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                               THE EXCHANGE AGENT

                       IBJ SCHRODER BANK & TRUST COMPANY

  By Registered or Certified      By Facsimile Transmission:     By Hand/Overnight Delivery:
            Mail:                 (For Eligible Institutions
                                            Only)
  IBJ Schroder Bank & Trust             (212) 858-2611            IBJ Schroder Bank & Trust
           Company                                                         Company
         P.O. Box 84                                                One State Street Plaza
    Bowling Green Station                                          New York, New York 10004
New York, New York 10274-0084       Confirm by Telephone:           Attention: Securities
  Attention: Reorganization             (212) 858-2103                    Processing
    Operations Department                                                 Floor SC-1

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus (and Letter of Transmittal).
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     The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the Business Day prior to the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

         Principal Amount of Old Notes Tendered:*

         $
         --------------------------------------------------------------

         Certificate No(s). (if available):

         --------------------------------------------------------------

         Total Principal Amount Represented by Certificate(s):

         $
         --------------------------------------------------------------

         *Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
-----------------------------------------------------

X                                                              Date:
------------------------------------------------------              -----------
                Signature(s) of Owner(s)
                or Authorized Signatory

Area Code and Telephone Number:

-----------------------------------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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Account Number:
                 ---------------------------------------------------------------

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

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

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Area Code & Telephone No.
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Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
      (Please Type or Print)

Title
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Date
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES
       OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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